SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 27, 2004
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-3)
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               (Exact name of registrant as specified in charter)


        Delaware                333-109722                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                   63304
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

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(Former name, former address and former fiscal year, if changed since last report.)


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Item 2.   Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2004-3
                 ----------------------------------------------

                                  May 27, 2004

                 DETAILED DESCRIPTION OF THE MORTGAGE LOAN POOL
                 ----------------------------------------------
                         AND THE MORTGAGED PROPERTIES(1)
                         -------------------------------

         On May 27, 2004, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee mortgage loans with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2003) as of May 1, 2004 of $601,884,781.96. The mortgage loans were delivered in exchange for the certificates, authenticated by the paying agent, evidencing 100% of the regular interests in the Trust. Distributions on the certificates will be made by Citibank, N.A., as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all mortgage loans remaining in the mortgage loan pool pursuant to the pooling agreement if at the time of repurchase the aggregate scheduled principal balance of such mortgage loans is less than $60,188,478.20. Information below is provided with respect to all mortgage loans included in the mortgage loan pool.

     The total number of mortgage loans as of May 1, 2004 was 1,190. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of May 1, 2004 was 5.850%. The weighted average remaining term to stated maturity of the mortgage loans as of May 1, 2004 was 357.95 months. All mortgage loans have original maturities of at least 20 but no more than 30 years. None of the mortgage loans were originated prior to February 1, 2003 or after May 1, 2004. The weighted average original term to stated maturity of the mortgage loans as of May 1, 2004 was 359.53 months.

     None of the mortgage loans has a scheduled maturity later than May 1, 2034. Each mortgage loan had an original principal balance of not less than $54,500 nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $4,331,801 as of May 1, 2004 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the mortgage loans as of May 1, 2004 was 64.3%. No more than $6,864,998 of the mortgage loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the mortgage loan that the

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1    Terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated May 26, 2004 (consisting of a prospectus supplement and a core prospectus), relating to the REMIC Pass-Through Certificates, Series 2004-3.

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.


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underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in the originator's records. No more than 1% of the mortgage loans are secured by investment properties.

     At least 94% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 6% of the mortgage loans will be mortgage loans originated using a loan underwriting policy, which among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 66% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

          All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 3;

      2. such mortgage loans had an aggregate scheduled principal balance of $874,708;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 80%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 100%.

     Premium loans will consist of mortgage loans with net loan rates greater than or equal to 5.250%. Discount loans will consist of mortgage loans with net loan rates less than 5.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the premium loans and the discount loans were $600,579,346 and $1,305,436, respectively. The weighted average interest rates of the premium loans and the discount loans, as of the cut-off date, were 5.851% and 5.375%, respectively. The weighted average remaining terms to stated maturity of the premium loans and the discount loans, as of the cut-off date, were 357.95 months and 359.34 months, respectively.

     The special hazard loss limit as of May 1, 2004 was $6,864,998.00.

     The fraud loss limit as of May 1, 2004 was $6,018,847.82.

     The bankruptcy loss limit as of May 1, 2004 was $102,624.00.

     The aggregate initial principal balance of the class A certificates as of May 1, 2004 was $586,837,081.00.

     The aggregate initial principal balance of the class B-1 certificates as of May 1, 2004 was $6,922,000.00.

     The aggregate initial principal balance of the class B-2 certificates as of May 1, 2004 was $3,310,000.00.

     The aggregate initial principal balance of the class B-3 certificates as of May 1, 2004 was $1,806,000.00.

     The aggregate initial principal balance of the class B-4 certificates as of May 1, 2004 was $1,204,000.00.

     The aggregate initial principal balance of the class B-5 certificates as of May 1, 2004 was $902,000.00.

     The aggregate initial principal balance of the class B-6 certificates as of May 1, 2004 was $903,700.96.

     The class A subordination level is 2.500096598388%.*

     The class B-1 subordination level is 1.350042600103%.*

     The class B-2 subordination level is 0.800103459057%.*

     The class B-3 subordination level is 0.500046030438%.*

     The class B-4 subordination level is 0.300007744692%.*

     The class B-5 subordination level is 0.150145175138%.*


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*     Equal to the initial principal balance thereof divided by the aggregate scheduled principal balance of the mortgage loans.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: May 27, 2004